                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               DECEMBER 21, 1995
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            AMSOUTH BANCORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                  1-7476                  63-0591257
       (STATE OR OTHER            (COMMISSION              (IRS EMPLOYER
       JURISDICTION OF            FILE NUMBER)           IDENTIFICATION NO.)
        INCORPORATION)

                           1400 AMSOUTH-SONAT TOWER
                           BIRMINGHAM, ALABAMA 35203
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICE)

                                (205) 320-7151
                        (REGISTRANT'S TELEPHONE NUMBER
                             INCLUDING AREA CODE)

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Item 5. Other Events.

        AmSouth Bancorporation ("AmSouth") announced on December 21, 1995 that
C. Dowd Ritter, President and Chief Operating Officer of AmSouth, has been elected Chief Executive Officer of AmSouth, effective January 1, 1996. Mr. Ritter succeeds John W. Woods, who will continue as Chairman until his previously announced retirement date in August 1996, at which time, Mr. Ritter will assume the additional role of Chairman.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMSOUTH BANCORPORATION

                                           By: /s/ Dennis J. Dill
                                               -------------------------------
                                               Dennis J. Dill
                                               Executive Vice President and
                                               Chief Accounting Officer
Date: December 21, 1995